EXHIBIT 10.2.1



                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made as of the 27th day of September, 2005, among CRYOLIFE, INC., a Florida corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly, and severally, as the "Borrowers") and WELLS FARGO FOOTHILL, INC., a California corporation ("Lender"),

                              W I T N E S S E T H:

     WHEREAS, Borrowers and Lender are parties to that certain Credit Agreement dated as of February 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement); and

     WHEREAS, Borrowers and Lender desire to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Amendment to Section 7.7.  Section 7.7 of the Credit Agreement is hereby
modified  and  amended  by  deleting   such  section  in  its  entirety  and  by
substituting the following therefor:

     "If one or more judgments or settlements involving an aggregate amount of $1,000,000, or more (except to the extent covered by insurance pursuant to which the insurer has accepted liability therefor in writing and except to the extent set forth on Schedule 7.7 and only in an aggregate amount up to the amount therein indicated,) shall be entered or filed against (or, in the case of a settlement claim, entered into by) any Borrower or any Subsidiary of any Borrower or with respect to any of their respective assets, and (except in the case of a settlement) the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such asset is subject to being forfeited by the applicable Borrower or the applicable Subsidiary;"

     2. Amendment to Exhibit C-1. Exhibit C-1 to the Credit Agreement, "Form of Compliance Certificate" is hereby modified and amended by deleting such exhibit in its entirety and by substituting Exhibit C-1, attached hereto, therefor.

     3. Amendment to Schedule 7.7. The Credit Agreement is hereby modified and amended by incorporating Schedule 7.7, attached hereto, thereto.

     4. No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. Each Borrower acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement.

     5. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Lender shall have received:

     (a) counterparts of this Amendment duly executed by each Borrower; and


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     (b) such other information,  documents,  instruments or approvals as Lender or Lender's counsel may require.

     6. Representations and Warranties of Borrowers. Each Borrower represents and warrants as follows:

     (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     (b) The execution, delivery and performance by each Borrower of this Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene such Borrower's charter or by-laws, or (ii) violate the law or any material contractual restriction binding on or affecting such Borrower.

     (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Amendment.

     (d) Each representation or warranty of each Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period and except to the extent of changes in facts or circumstances permitted by the terms of the Credit Agreement).

     (e) This Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

     (f) No Default or Event of Default is existing.

     7. Reference to and Effect on the Loan Documents.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. No Borrower has any knowledge of any challenge to Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with Lender at variance with the Credit Agreement such as to require further notice by Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein.

     8. Costs and Expenses. Borrowers, jointly and severally, agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder,


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including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder and thereunder.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to conflict of laws principles of such state.

     10. Loan Document. This Amendment shall be deemed to be Loan Documents for all purposes.

     11. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be as effective as delivery of a manually executed counterpart hereof.


                  [Remainder of page intentionally left blank]



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     IN WITNESS  WHEREOF,  the parties hereto have caused their  respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.


                                            CRYOLIFE, INC.,
                                            a Florida corporation, as a Borrower

                                            By:     /s/ D.A. Lee
                                                   -----------------------------
                                            Title:  EVP, COO & CFO
                                                   -----------------------------


                                            CRYOLIFE TECHNOLOGY, INC.,
                                            a Nevada corporation, as a Borrower

                                            By:     /s/ D.A. Lee
                                                   -----------------------------
                                            Title:  V.P. Finance
                                                   -----------------------------


                                            AURAZYME PHARMACEUTICALS, INC.,
                                            a Florida corporation, as a Borrower

                                            By:     /s/ D.A. Lee
                                                   -----------------------------
                                            Title:  V.P. Finance & CFO
                                                   -----------------------------


                                            WELLS FARGO FOOTHILL, INC.,
                                            a California corporation, as Lender

                                            By:     /s/
                                                   -----------------------------
                                            Title: Vice President
                                                   -----------------------------





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                                   EXHIBIT C-1


                         FORM OF COMPLIANCE CERTIFICATE


                            [on Parent's letterhead]


To:  Wells Fargo Foothill, Inc.
     1000 Abernathy Road, N.E., Suite 1450
     Atlanta, GA 30328.
     Attn: Business Finance Division Manager


     Re: Compliance Certificate dated _________________

Ladies and Gentlemen:

     Reference is made to that certain CREDIT AGREEMENT (the "Credit Agreement") dated as of February 8, 2005, as modified by that certain First Amendment to Credit Agreement dated as of September ___, 2005 by and among WELLS FARGO FOOTHILL, INC., a California corporation, (together with its successors and assigns, "Lender"), CRYOLIFE, INC. ( "Parent"), and each of its Subsidiaries party thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

     Pursuant to Schedule 5.3 of the Credit Agreement, the undersigned officer of Parent hereby certifies that:

     1. The financial  information of Parent and its  Subsidiaries  furnished in
Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Parent and its Subsidiaries.

     2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to
Schedule 5.3 of the Credit Agreement.

     3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Parent and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

     4. The representations and warranties of Parent and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

     5. Parent and its Subsidiaries are in compliance with the applicable covenants contained in Section 6.16 of the Credit Agreement as demonstrated on
Schedule 4 hereof. In addition, if the covenant being tested is solely Section 6.16(a), Schedule 4 also includes a calculation of EBITDA, the BioGlue Gross Margin and an indication of whether Excess Availability fell below the amount set forth in Section 6.16(b)(iii) of the Credit Agreement on any day during the preceding fiscal quarter.



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     IN  WITNESS  WHEREOF,  this  Compliance  Certificate  is  executed  by  the undersigned this _____ day of _______________, 2005.


                                            CRYOLIFE, INC.

                                            By:
                                                     ---------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                     ---------------------------

                                            CRYOLIFE TECHNOLOGY, INC.

                                            By:
                                                     ---------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                     ---------------------------

                                            AURAZYME PHARMACEUTICALS, INC.

                                            By:
                                                     ---------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                     ---------------------------







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                                   SCHEDULE 1

                              FINANCIAL INFORMATION



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                                   SCHEDULE 2

                           DEFAULT OR EVENT OF DEFAULT



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                                   SCHEDULE 3

                         REPRESENTATIONS AND WARRANTIES



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                                   SCHEDULE 4

                               FINANCIAL COVENANTS


1. Average Excess Availability plus Qualified Cash for the fiscal quarter ended __________, 200_, is $__________, which [IS/IS NOT] greater than or equal to the amount set forth in Section 6.16(a) of the Credit Agreement.

2.

     a. MINIMUM EBITDA.

     Parent's and its Subsidiaries' EBITDA, measured on a quarter-end basis, for the twelve month period ending _________, 200_ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 6.16(b)(i) of the Credit Agreement for the corresponding period.

     b. MINIMUM BIOGLUE GROSS MARGIN.

     Parent's and its Subsidiaries' BioGlue Gross Margin, measured on a fiscal quarter-end basis, for the twelve month period ending _________, 200_ is ___%, which [is/is not] greater than or equal to the amount set forth in Section 6.16(b)(ii) of the Credit Agreement for the corresponding period.

     c. EXCESS AVAILABILITY.

     Parent's and its Subsidiaries' Excess Availability plus Qualified Cash for every day in the fiscal quarter ending ___________, 200_ [did/did not] exceed the amount set for in Section 6.16(b)(iii) of the Credit Agreement.





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                                  Schedule 7.7
                            Judgments and Settlements

1. In re CryoLife, Inc. Securities Litigation. United States District Court, Northern Division of Georgia, Atlanta Division. (Civil Action No. 1:02-CV-1868
BBM). A Stipulation of Settlement to be entered into between "Lead Plaintiffs", Pete and Alison Hilbig, Richard Lippe and Stanley R. Levine, on behalf of themselves and each of the class members and defendants CryoLife, Inc., Steve G. Anderson, Albert E. Heacox, David Ashley Lee, and James C. Vander Wyk. An amount not to exceed $23,250,000 in the aggregate (with not less than $11,000,000 covered by insurance with respect to which the insurers have accepted liability). So long as no Change of Control would be caused thereby, CryoLife, Inc. has the option of funding $3,750,000 of the settlement with CryoLife common stock or cash.